UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) September 14, 2004



                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

                          --------------------------



          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

     On September 14, 2004, Gary L. Crittenden, Executive Vice President and Chief Financial Officer of American Express Company, delivered a presentation relating to American Express' business strategies at the Lehman Brothers 2004 Financial Services Conference. Information contained in such presentation, as well as certain other information, is furnished herein in Exhibit 99.1 and is hereby incorporated by reference. The presentation, together with certain additional materials, is also available at http://ir.americanexpress.com.


Exhibit

99.1 Information from a presentation delivered September 14, 2004 by Gary L. Crittenden

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                           Name:  Stephen P. Norman
                                           Title: Secretary

DATE:   September 14, 2004

                                 EXHIBIT INDEX

Item No.                          Description
---------                         -----------
99.1 Information from a presentation delivered September 14, 2004 by Gary L. Crittenden